UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐  Definitive Proxy Statement

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REPUBLIC SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/16/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and Annual Report (Form 10-K)
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

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REPUBLIC SERVICES INC.
ATTN: INVESTOR RELATIONS 110 SOUTH EAST 6TH ST., 28TH FLOOR FT. LAUDERDALE, FL 33301
Vote In Person
To vote in person, please attend the Annual Meeting of Republic Services at 10:30 a.m. EDT on May 16, 2008. The meeting will be held at 110 S.E. Sixth Street, 7th Floor, Fort Lauderdale, FL. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 15, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for shareholders as of 3/19/08
is to be held on 5/16/08 at 10:30 a.m. EDT
at:  Republic Services Inc.
110 South East 6th Street, 7th Floor
Ft. Lauderdale, FL 33301

For directions, you may call 954-769-2400

Voting items
The Board of Directors unanimously
recommends that you vote FOR all
nominees.
1.	Election of directors:

The Nominees:
01)	James E. O’Connor

02)	Harris W. Hudson

03)	John W. Croghan

04)	W. Lee Nutter

05)	Ramon A. Rodriguez

06)	Allan C. Sorensen

07)	Michael W. Wickham
2.	Ratification of the appointment of Independent Public Accountants

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Ernst & Young LLP as the company’s independent public accountants for 2008.

3.	In their discretion, on such other matters as may properly come before the meeting